STRATTON MUTUAL FUNDS

Stratton Growth Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.
Stratton Small-Cap Yield Fund

Prospectus dated May 1, 1999
(as supplemented through January 18, 2000)

The following information replaces and supersedes any contrary information contained in the Funds' Prospectus:

* Effective January 18, 2000, Stratton Small-Cap Yield Fund, will change its name to Stratton Small-Cap Value Fund.

* Effective January 18, 2000, the paragraphs in the "Principal Strategy" section for the Small-Cap Fund on page 6 of the Prospectus are deleted and replaced with the following:

Principal Strategy Under normal market conditions, the fund invests at least 80% of its assets in common stock and securities convertible into common stock of small capitalization companies. In selecting stocks for the fund to buy, small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that the investment advisor believes are undervalued. Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The fund also may invest in real estate investment trusts.

Generally, small company stocks are considered more volatile than large company stocks because they have limited product lines and financial resources. Stocks of these companies may experience more abrupt price movements than larger capitalization stocks.

The fund's investment advisor employs a three-step process that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes in to consideration both a company's valuation relative to its peers and its valuation relative to its private market value. The investment advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

Securities in the portfolio that the investment advisor may sell are those stocks with either poor earnings prospects relative to their peers or stocks that have excessive valuations relative to their peers.

* Effective December 1, 1999, the name of the entity which provides most of the back office services on the funds' behalf is PFPC Inc. ("PFPC"). Pursuant to certain agreements, PFPC provides the services commonly and separately referred to as: Fund Administration, Fund Accounting, Transfer Agency and Custody Administration.

There are no changes to the phone numbers or addresses with respect to a shareholder's questions, investments or account activity.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS





PFPC Inc.
3200 Horizon Drive
King of Prussia, PA 19406-0903

January 18, 2000


Securities and Exchange Commission
Judiciary Plaza
Public Filing Desk
450 Fifth Street, NW
Washington, DC 20549


Re: Stratton Monthly Dividend REIT Shares, Inc. (the "Registrant")
      File No.: 2-42379


To the Staff of the Commission:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for filing on behalf of the Registrant is the EDGAR transmission of the Supplement to the Prospectus dated
May 1, 1999 as supplemented January 18, 2000.

The purpose of this filing is to (i) alert shareholders of the name change of Stratton Small-Cap Yield Fund to Stratton
Small-Cap Value Fund; (ii) alert shareholders of changes to the Small-Cap Fund's principal strategy; and (iii) incorporate information contained in a previous supplement.

Should you have any questions, comments or require further information, I can be reached directly at 610.239.4753.
Thank you for your continued courtesy and cooperation.

Sincerely,
Michelle A. Whalen
Manager, Compliance Administrator


cc:	Terry Reilly, Esquire (Drinker Biddle & Reath LLP)
	Jim Beers (Stratton Management Company)